NEUBERGER BERMAN INCOME FUNDS(R)
                  NEUBERGER BERMAN INSTITUTIONAL CASH FUND(SM)


                               November 12, 2004


Dear Shareholder:

         On October 1, 2004, the Board of Trustees of Neuberger Berman Income Funds considered and approved a proposal for reorganizing Neuberger Berman Institutional Cash Fund into a new series of another investment company called Neuberger Berman Institutional Liquidity Series. The new series will have the same name and a substantially identical investment program as Neuberger Berman Institutional Cash Fund. In connection with the reorganization, the new fund will also have a new sub-adviser; Lehman Brothers Asset Management Inc. will replace Neuberger Berman, LLC. Neuberger Berman Management Inc. will continue to serve as investment adviser. However, the new series will be part of a two-level master-feeder structure, as opposed to the current single-level structure of Neuberger Berman Institutional Cash Fund. The attached Combined Proxy Statement and Prospectus discusses the reorganization. As a shareholder of Neuberger Berman Institutional Cash Fund, you are asked to review the Combined Proxy Statement and Prospectus and to cast your vote on the proposed reorganization. THE BOARD OF TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REORGANIZATION.

         YOUR VOTE IS IMPORTANT TO US. VOTING YOUR SHARES EARLY WILL AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone - instructions can be found on your proxy card. If we do not hear from you by November 29, 2004, our proxy solicitor may contact you.

         If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you. Thank you for your response and your continued support of the Neuberger Berman funds.

                                  Very truly yours,



                                  /s/ Peter Sundman
                                  -----------------
                                  Peter Sundman
                                  President
                                  Neuberger Berman Management Inc.

                        NEUBERGER BERMAN INCOME FUNDS(R)
                   NEUBERGER BERMAN INSTITUTIONAL CASH FUNDSM

                            ________________________


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 2004

                            ________________________

WHO IS ASKING FOR YOUR VOTE?

The Board of Trustees of your fund, Neuberger Berman Institutional Cash Fund (a series of Neuberger Berman Income Funds).

WHERE WILL THE MEETING BE HELD?

The meeting will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on December 21, 2004 at 10:30 a.m. Eastern time.

WHAT IS BEING PROPOSED?

You are being asked to consider a proposal to reorganize Neuberger Berman Institutional Cash Fund into a new series of another investment company called Neuberger Berman Institutional Liquidity Series. The new series will have the same name and a substantially identical investment program as your current fund. However, it will be organized in a two-level master-feeder structure, as opposed to the current single-level structure of Neuberger Berman Institutional Cash Fund. In addition, the new series will have the same investment adviser as your current fund, but will have a new sub-adviser. The investment adviser of the new series will be Neuberger Berman Management Inc. ("NB Management"), and Lehman Brothers Asset Management Inc. ("LBAM") will serve as its sub-adviser. In approving the reorganization, you are also approving LBAM as the new fund's sub-adviser.

The following proposal is submitted for your vote:

1. To approve an Agreement and Plan of Reorganization providing for the reorganization of Neuberger Berman Institutional Cash Fund, a series of Neuberger Berman Income Funds, into Neuberger Berman Institutional Cash Fund, a series of Neuberger Berman Institutional Liquidity Series.

WHY SHOULD I VOTE IN FAVOR OF THE PROPOSAL?

The Reorganization is being proposed to consolidate and streamline cash management at Neuberger Berman and Lehman Brothers. The Board and NB Management believe that reorganizing the current Neuberger Berman Institutional Cash Fund into a master-feeder structure can provide a means of increasing assets and thereby potentially decreasing the Fund's expenses. In addition, the master-feeder structure may provide certain efficiencies of operation and economies of scale by centralizing the portfolio management of funds that have the same investment program but are offered to different groups of investors. The Reorganization will also allow investors the opportunity to benefit from LBAM's experience and expertise in managing investments in money market securities. The Reorganization is intended to be tax-free to investors, and NB Management will bear all expenses associated with the Reorganization. You should consult your tax advisor regarding any specific consequences to you of the Reorganization.

WHO IS ELIGIBLE TO VOTE?

You are entitled to vote at the meeting and any adjournment if you owned shares of the current Neuberger Berman Institutional Cash Fund at the close of business on November 2, 2004.

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?

There are a number of ways to vote your shares:

     o BY MAIL: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. PLEASE NOTE THAT IF YOU SIGN AND DATE THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

     o BY PHONE: You may vote by telephone by calling the number on your proxy card.

     o VIA THE INTERNET: You may vote through the Internet by visiting the website identified on your proxy card.

     o IN PERSON: If you plan to attend the meeting, you may vote in person. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE CURRENT FUND AT (800) 877-9700.

           (PLEASE NOTE THAT IF YOU VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR PROXY IS AUTOMATICALLY REVOKED.)

         Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

         Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the fund may be voted only in person or by written proxy.

                                        By order of the Board of Trustees,

                                        /s/ Claudia A. Brandon
                                        ----------------------
                                        Claudia A. Brandon

                                        Secretary
                                        Neuberger Berman Income Funds

November 12, 2004
New York, New York

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                             Dated November 12, 2004

                            For the Reorganization of

                   NEUBERGER BERMAN INSTITUTIONAL CASH FUNDSM
                 (A SERIES OF NEUBERGER BERMAN INCOME FUNDS(R))

                                      into

                   NEUBERGER BERMAN INSTITUTIONAL CASH FUNDSM
 (A NEWLY-CREATED SERIES OF NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES(R))
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                                  800-877-9700


         This Combined Proxy Statement and Prospectus ("Proxy Statement"), which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a Proxy Card, is for the special meeting of shareholders of Neuberger Berman Institutional Cash Fund ("Current Fund"), a series of Neuberger Berman Income Funds ("Trust"), to be held on December 21, 2004, and any adjournment thereof ("Meeting").

         This Proxy Statement is being furnished to shareholders of the Current Fund in connection with an Agreement and Plan of Reorganization ("Reorganization Plan"). Pursuant to the Reorganization Plan, if approved, shareholders of the Current Fund will receive, in exchange for shares of that fund, shares of Neuberger Berman Institutional Cash Fund ("New Fund"), a series of Neuberger Berman Institutional Liquidity Series ("New Trust"), equal in total value to their holdings in the Current Fund as of the closing date of the reorganization contemplated by the Reorganization Plan, which is expected to be December 21, 2004. When the exchange and related transactions are complete, the Current Fund will be dissolved.

         This Proxy Statement sets forth concisely information about the New Fund that investors should know before the closing date. Additional information is contained in the following documents:

         o   The Statement of Additional Information ("SAI") dated November
             12, 2004, relating to the Reorganization Plan and including financial statements, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference (that is, it legally forms a part of this Proxy Statement). The SAI is available without charge upon request by calling Neuberger Berman Management Inc. ("NB Management") at 800-877-9700.

         o The prospectus of the Current Fund dated February 28, 2004 ("Current Fund Prospectus"), which has been filed with the SEC and is incorporated herein by reference.

         o The Current Fund's Statement of Additional Information dated February 28, 2004 ("Current Fund SAI"), Annual Report to Shareholders dated October 31, 2003 ("Annual Report"), and Semi-Annual Report to Shareholders dated April 30, 2004 ("Semi-Annual Report"), which have been filed with the SEC and are incorporated herein by reference.

         o You can obtain a free copy of the Current Fund Prospectus, Current Fund SAI, Annual Report or Semi-Annual Report by calling NB Management at the phone number shown on the previous page.

         Investors are advised to read and retain this Proxy Statement for future reference.

         The Current Fund is a separate series of the Trust, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, diversified management investment company consisting of eight separate series in a multiple-class fund structure. The Current Fund offers one class of shares, the Trust Class. The New Fund is a separate series of New Trust, a recently organized open-end, diversified management investment company registered under the 1940 Act, which will consist of two separate series with one or more classes of shares in a master-feeder structure. The New Fund will initially offer only one class of shares, the Trust Class, and may offer other classes in the future.


         SHARES OF THE CURRENT FUND AND THE NEW FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CURRENT FUND OR THE NEW FUND (EACH, A "FUND").

                               VOTING INFORMATION

         The Board of Trustees of the Trust ("Board" or "Board of Trustees") is asking you to sign the enclosed proxy card for use at a Special Meeting of Shareholders of the Current Fund, to be held on December 21, 2004 at 10:30 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and at any adjournments thereof (the "Meeting"). Proxy Statement is first being mailed on or about November 19, 2004.

         One-third of the Current Fund's shares outstanding and entitled to vote on November 2, 2004 ("Record Date"), represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting.

         If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares voting at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement ("Proposal") prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR the Proposal. Proxies that reflect "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted for purposes of determining a quorum and will have no effect on the outcome of the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposal.

         Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

         Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Funds. NB Management serves as principal underwriter and administrator of the Funds. NB Management and its affiliates will not receive any compensation from the Funds for proxy solicitation activities. Proxy solicitations may also be made by our proxy solicitor. If votes are recorded by telephone, our proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by NB Management. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUST MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

         For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $54,000.

         As of October 15, 2004, there were 2,718,383,122 outstanding shares of the Current Fund.

         In addition, to the Trust's knowledge, as of October 15, 2004, the following are all of the beneficial and record owners of more than five percent of the Current Fund's shares. Except where indicated, the owners listed are record owners. Certain of these entities hold these shares of record for the accounts of certain of their clients and have informed the Current Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

                                                   Percentage of Ownership at
            Name and Address                            October 15, 2004
            ----------------                            ----------------

Lehman Brothers Inc.                                         53.79%
For the Exclusive
Benefit of Customers
70 Hudson St. 7th Floor
Attn: Mutual Funds Operations
Jersey City, NJ  07301-4585

Neuberger Berman, LLC                                        22.43%
Attn: Operational Accounting
70 Hudson St.
Jersey City, NJ  07302-4585

Neuberger Berman Genesis                                     17.64%
Cash Sweep Account*
Attn: Barbara Muinos
605 3rd Ave. Floor 2
New York, NY  10158-0180


         * The Neuberger Berman Genesis Fund is the beneficial owner of the shares. The Neuberger Berman funds use the Current Fund as a cash sweep vehicle pursuant to an exemptive order received from the SEC dated October 30, 2000.

         At October 15, 2004, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Current Fund.

                                    SYNOPSIS

         The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement and the Reorganization Plan and is qualified by reference to the more complete information contained herein. Shareholders should read this entire Proxy Statement carefully.

         The form of the Reorganization Plan is attached to this Proxy Statement as Appendix A. The transactions contemplated by the Reorganization Plan (collectively, "Reorganization") are described herein.

THE REORGANIZATION

         At a meeting held on October 1, 2004, the Board of Trustees (including a majority of those Trustees who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act) ("Independent Trustees")) unanimously approved the Reorganization Plan, pursuant to which the Current Fund will transfer all of its assets to the New Fund. The New Fund will assume all of the Current Fund's liabilities, and shareholders of the Current Fund will receive Trust Class shares of the New Fund, constructively in exchange for their Trust Class shares of the Current Fund. EACH CURRENT FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL TRUST CLASS SHARES OF THE NEW FUND EQUAL IN NUMBER AND VALUE TO THAT SHAREHOLDER'S TRUST CLASS SHARES OF THE CURRENT FUND AS OF THE CLOSING DATE OF THE REORGANIZATION, WHICH IS EXPECTED TO BE DECEMBER 21, 2004 ("CLOSING DATE").

         The proposed Reorganization will not alter your current investment program. The Current Fund will be reorganized into the New Fund, which has a substantially identical investment program but a different operational structure.

         Like the Current Fund, the New Fund is a series of an open-end, management investment company and may have one or more classes of shares. However, unlike the Current Fund, the New Fund is part of a two-level master-feeder structure. Rather than investing directly in securities, as the Current Fund does, the New Fund is a "feeder fund," meaning that it invests in a corresponding "master fund" ("Master Fund"), a series of a newly-established investment company, Institutional Liquidity Trust. The Master Fund in turn invests in securities, using the same investment program as the Current Fund. In addition to the New Fund, it is expected that there will be at least one additional "feeder fund" that invests in the Master Fund. In this Proxy Statement, the references to the New Fund refer to the New Fund and the Master Fund. Costs for the New Fund include its own costs and its share of Master Fund costs.

         NB Management, the investment adviser of the Current Fund, will also serve as the investment adviser of the Master Fund in which the New Fund invests. However, the Master Fund will have a different sub-adviser than the Current Fund. Neuberger Berman, LLC, an affiliate of NB Management, provides services to the Current Fund pursuant to a sub-advisory agreement between NB Management and Neuberger Berman, LLC. After the Reorganization, Lehman Brothers Asset Management Inc. ("LBAM") will serve as sub-adviser to the Master Fund, pursuant to a sub-advisory agreement between NB Management and LBAM. LBAM, a registered investment adviser, is also an affiliate of NB Management. NB Management, Neuberger Berman, LLC and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. In addition, it is anticipated that the New Fund would pay fees at the same rate provided for in the current agreements. In approving the Reorganization, you are also approving LBAM as the New Fund's sub-adviser. If shareholders of the Current Fund approve the Reorganization, management may recommend other restructurings among the Neuberger Berman cash management products, including the reorganization of other Neuberger Berman money market funds into the master-feeder structure contemplated in the Reorganization Plan.

         The New Fund currently offers one class of shares, the Trust Class. After the Reorganization, you will hold the same number of full and fractional Trust Class shares of the New Fund, with the same dollar value, as you held of Trust Class shares of the Current Fund immediately before the Reorganization. Immediately after the Reorganization, the portfolio of market securities and other assets in which you are invested will be unchanged.

         The following diagram illustrates the organization of the Current Fund and the New Fund before and after the Reorganization.

       BEFORE REORGANIZATION                     AFTER REORGANIZATION
(ONE-TIERED MULTI-CLASS STRUCTURE)       (TWO-TIERED MASTER/FEEDER STRUCTURE)
 --------------------------------         ----------------------------------
           SHAREHOLDERS                              SHAREHOLDERS

  OWN SHARES OF THE CURRENT FUND       OWN SHARES OF THE NEW FUND, A FEEDER FUND
        (WITH TRUST CLASS)                        (WITH TRUST CLASS)

         WHICH INVESTS IN                    WHICH INVESTS IN MASTER FUND
      MONEY MARKET SECURITIES

                                                     WHICH INVESTS IN
                                                  MONEY MARKET SECURITIES


         As described below under "Reasons for the Reorganization," the New Trust's Board of Trustees, including the Independent Trustees, and NB Management believe that the Reorganization can lower the expenses of the New Fund because the expenses of the Master Fund can be shared with any other feeder funds that invest in the Master Fund. In this connection, management believes the new master-feeder structure will enhance its ability to attract new assets into the New Fund and into the Master Fund, thereby potentially lowering the New Fund's expenses.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective, policies and restrictions under which the assets of the Current Fund presently are managed will not be affected by the proposed Reorganization except that, rather than investing directly in securities, the New Fund will invest all of its net investable assets in the Master Fund, which will seek to achieve the same investment objective by engaging NB Management as its investment adviser to manage its assets. The investment objective, policies and restrictions of the New Fund and the Master Fund will otherwise be the same as those in effect for the Current Fund. See the section entitled "Information About the New Fund" for more information regarding the New Fund's investment objective and policies.

INVESTMENT ADVISER

         NB Management manages the assets of the Current Fund. After the Reorganization, NB Management will continue to serve as the Fund's investment adviser. NB Management has retained LBAM to manage the Fund's investment activities on a day-to-day basis. LBAM will manage the assets of the New Fund indirectly, by managing the assets of the Master Fund in which the New Fund invests. Since the New Fund will invest its assets only through the Master Fund, it will not engage NB Management, or LBAM or any other investment manager directly. Upon completion of the Reorganization, the Master Fund will enter into an investment advisory agreement with NB Management, on terms and conditions substantially identical to the terms and conditions of the current investment advisory agreement between NB Management and the Current Fund.

         In summary, NB Management and Neuberger Berman, LLC manage the assets of the Current Fund directly, by investing directly in securities. After the Reorganization, NB Management and LBAM will manage the assets of the New Fund indirectly, by virtue of the New Fund's investment in the Master Fund, according to the same investment program that they now employ for the Current Fund.

ADMINISTRATIVE SERVICES

         NB Management serves as administrator of the Current Fund, pursuant to an administration agreement with the Trust, and is responsible for performing all administrative services required for the daily business operations of the Current Fund. After the Reorganization, the administration agreement with the New Trust will reflect the master-feeder structure of the New Fund, but will otherwise be on terms and conditions substantially identical to those applicable to the Current Fund immediately prior to the Reorganization.

DISTRIBUTOR, TRANSFER AGENT AND CUSTODIAN

         NB Management serves as the principal underwriter for the Current Fund pursuant to a distribution agreement with the Trust. State Street Bank and Trust Company serves as the transfer agent and custodian for the Current Fund pursuant to transfer agency and custodian agreements with the Trust. After the Reorganization, those agreements with the New Trust will reflect the master-feeder structure of the New Fund, but will otherwise be on terms and conditions substantially identical to those applicable to the Current Fund immediately prior to the Reorganization.

FEES AND EXPENSES

         There are no transaction charges when you buy or sell shares of the Current Fund or the New Fund.

         The following tables show the current fees and expenses for the Current Fund and what the expenses are expected to be after the proposed Reorganization.

         INFORMATION PRESENTED IN THE PRO FORMA COLUMN INCLUDES AN ALLOCATION OF EXPENSES FROM THE MASTER FUND, WHICH WOULD BE BORNE BY THE NEW FUND IF THE PROPOSED REORGANIZATION IS APPROVED.

FEE TABLE
--------------------------------------------------------------------------------
                                                                Pro Forma
                                              (Audited)         (unaudited)
                                        CURRENT FUND(1)         NEW FUND(2)
--------------------------------------------------------------------------------
SHAREHOLDER FEES                               None             None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)
These are deducted from fund assets, so you pay them indirectly.


             Management fees(3)
PLUS:        Distribution (12b-1) fees         0.25             0.25
             Other expenses                    None             None
                                               0.03             0.03(4)
--------------------------------------------------------------------------------
EQUALS:      Total annual operating expense    0.28             0.28(5)
--------------------------------------------------------------------------------

(1) The figures in the table are based on expenses for the fiscal year ended October 31, 2003.

(2) The pro forma column includes costs paid by the New Fund and its share of Master Fund costs.

(3) "Management fees" includes management and administration fees.

(4) Other expenses are based on estimated amounts for the current fiscal year.

(5) NB Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the Fund's average net assets through 12/31/05. As a result of this waiver, the total annual operating expenses of the New Fund are expected to be limited to 0.26% of its average net assets.


         THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE NEW FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

EXPENSE EXAMPLE
                              1 Year       3 Years      5 Years      10 Years

EXPENSES - AS REPORTED         $29           $90          $157         $356
EXPENSES - PRO FORMA*          $29           $90          $157         $356

*The pro forma expenses do not reflect the effect of the voluntary fee waiver described in footnote 5 to the Fee Table; such a waiver would result in expenses of $27, $84, $146, and $331 for the 1, 3, 5 and 10-year periods, respectively.

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the New Fund will bear, whether directly or indirectly. The assumption in the Expense Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

PURCHASES

         Procedures to purchase shares in the two Funds are identical. The Current Fund and the New Fund each offer their shares as a cash sweep vehicle for investment advisory, brokerage, certain benefit plans and other accounts managed or established at Neuberger Berman, LLC or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Neuberger Berman, LLC. All investments must be made in U.S. dollars. Contact Neuberger Berman, LLC for more information on eligible benefit plans. In exchange for the services it offers, Neuberger Berman, LLC charges fees, which are generally in addition to those described here.

         As with the Current Fund, the New Fund is designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $100 or more in an eligible account are automatically invested in the New Fund on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your plan's account.

         As with the Current Fund, there is no sales charge or commission paid for investment in shares of the New Fund. Neither the Current Fund nor the New Fund issues certificates for shares.

REDEMPTIONS

         Rights and procedures to redeem shares in the Current Fund and the New Fund are identical. The proceeds from shares sold are generally credited to an investor account on the same business day the sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

o        in unusual circumstances where the law allows additional time if needed

o if a check written to buy shares has not cleared by the time the shares are sold; clearance may take up to 15 calendar days from the date of purchase

         Shares are sold at the next price calculated on a day the New York Stock Exchange and the Federal Reserve Wire System are open, after the sales order is received and accepted. Prices for shares of the New Fund are usually calculated as of 5 p.m. Eastern time, and prices for shares of the Current Fund are usually calculated as of 4 p.m. Eastern time. The New Fund also reserves the right to process redemption orders on the business day following receipt of the order under certain circumstances.

DIVIDENDS AND OTHER DISTRIBUTIONS

         After the Reorganization, the New Fund will declare and pay dividends and calculate and make distributions of net capital gains, if any, in a manner identical to that of the Current Fund and set forth in the Current Fund Prospectus and Current Fund SAI.

         Like the Current Fund, the New Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). After the Reorganization, the New Fund will be entitled to the same benefits and subject to the same tax rules and regulations as the Current Fund immediately prior to the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

         The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Current Fund's transfer of its assets to the New Fund in exchange solely for the latter's Trust Class shares and its assumption of the Current Fund's liabilities will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(F) of the Code. Accordingly, neither Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. See "The Reorganization -- Federal Tax Consequences of the Reorganization," for more information regarding the federal income tax consequences of the Reorganization.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         PRINCIPAL RISKS

         The principal risk factors of the Current Fund and the New Fund are substantially identical. Most of the performance of both the Current Fund and the New Fund depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well. The Funds are also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

         Because the Funds normally concentrate in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the Funds' performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

         Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the Funds do not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the Funds to some risk.

         The Funds' performance also could be affected if unexpected interest rate trends cause the Funds' asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the Funds' holdings has its credit rating reduced or goes into default or if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. The Funds' performance may be affected by fluctuations in the value of its fixed income investments due to changes in the issuing company's financial condition. Over time, money market funds may produce a lower return than bond or stock investments.

         OTHER RISKS

         Although each Fund intends to maintain a stable share price, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the Funds.

         While the Funds may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Funds themselves and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

         When the Funds anticipate adverse market, economic, political or other conditions, they may temporarily depart from their policy of concentrating in the financial services group of industries. This could help the Funds avoid losses but may mean lost opportunities.

                               THE REORGANIZATION

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

         The Reorganization is being proposed to consolidate and streamline cash management at Neuberger Berman and Lehman Brothers. The Board and NB Management believe that reorganizing the Current Fund into a master-feeder structure can provide a means of increasing assets and thereby potentially decreasing the New Fund's expenses. This structure provides the potential to attract assets through the establishment of "private label" feeder funds for other firms that invest in the Master Fund. While NB Management would be one beneficiary of such a development, Fund shareholders would also benefit, because increased assets typically result in economies that produce a lower expense ratio for all investors.

         In addition, the master-feeder structure can provide certain efficiencies of operation and economies of scale by centralizing the portfolio management of funds that have the same investment program but are offered to different groups of investors. Management believes that this structure also would allow the shareholders of the New Fund, and the shareholders of the other feeder funds that may invest in the Master Fund, to benefit from the experience and expertise of LBAM in managing investments in money market securities.

         In concluding that the Reorganization is in the best interests of Current Fund shareholders and that their interests would not be diluted as a result of the Reorganization, the Board also considered that the Reorganization would be tax-free, that the expenses of the Current Fund are expected to decrease after the Reorganization, and that NB Management would bear all expenses associated with the Reorganization. The Board also considered that the investment objective and policies of the Current Fund and the New Fund are substantially identical. The Board further considered the experience and expertise of LBAM in managing investments similar to those comprising the Current Fund's and the New Fund's investment program.

DESCRIPTION OF THE REORGANIZATION PLAN

         The terms and conditions under which the Reorganization would be completed are set forth in the Reorganization Plan. The following is a summary of the Reorganization Plan and is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A. The Reorganization Plan provides for the completion of the Reorganization in several steps:

               First, the Current Fund will transfer its assets to the New Fund, in exchange solely for (1) shares of the Trust Class of the New Fund identical in number and value to the Trust Class of the Current Fund's shares held by its shareholders and (2) the New Fund's assumption of the Current Fund's liabilities.

               Second, the Current Fund will distribute the Trust
               Class shares of the New Fund it receives to its shareholders, and will dissolve.

               Third, the New Fund will transfer all of its assets (consisting of portfolio securities and cash received from the Current Fund) to the Master Fund in exchange for an interest in the Master Fund. NB Management will enter into an investment management agreement with the Master Fund with provisions identical in all material respects to those of its current investment management agreement with the Current Fund.

         The completion of the Reorganization is subject to various conditions, including approval of this Proposal by the shareholders of the Current Fund, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters. The Reorganization Plan may be terminated at any time prior to closing if the New Trust's Board of Trustees determines in good faith that the Reorganization is not in the best interests of the shareholders.

FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION

         It is a condition to the consummation of the transactions described in the Reorganization Plan that the Trust and the New Trust must have obtained an opinion of Kirkpatrick & Lockhart LLP, legal counsel to each of them, substantially to the effect that the Reorganization will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(F) of the Code. Accordingly, neither Fund (nor the Current Fund's shareholders) will recognize a gain or loss. The tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

CAPITALIZATION

         The following table sets forth the unaudited capitalization of the New Fund's Trust Class shares, the Current Fund's Trust Class shares and the unaudited capitalization of the Funds on a PRO FORMA combined basis as of October 15, 2004:

                                      NEW FUND (TRUST   CURRENT FUND (TRUST         NEW FUND
                                           CLASS)              CLASS)              PRO FORMA
                                                                                    COMBINED
                                     ------------------ -------------------- --------------------
Net Assets.........................         N/A           $2,718,394,681        $2,718,394,681
Net Asset Value Per Share..........         N/A                    $1.00                 $1.00
Shares Outstanding.................         N/A            2,718,383,122         2,718,383,122


SHAREHOLDERS' RIGHTS

         The rights of shareholders of the New Fund will be identical in all material respects to those of shareholders of the Current Fund. Each is established as a series of a Delaware statutory trust. As was the case before the Reorganization, shareholders of the New Fund will vote on a per-fund basis on those matters that affect only the New Fund. In addition, on those matters affecting only a particular class, only shareholders of that class will vote. On all other matters, shareholders of Neuberger Berman Institutional Liquidity Series will vote in the aggregate.

REORGANIZATION EXPENSES

         NB Management will bear all expenses in connection with the Reorganization.

REQUIRED VOTE

         Approval of the Reorganization Plan requires the affirmative vote of either (1) a majority of the outstanding shares of the Current Fund, or (2) at least 67 percent of the shares present in person or by proxy at a meeting at which more than 50% of the shares are present.

         If shareholders approve the Reorganization Plan, it is currently intended that the Reorganization will take place at the close of business on or about December 21, 2004. On or about the date, you will receive a prospectus for the New Fund.

                       INFORMATION ABOUT THE NEW FUND

         The New Fund is a money market sweep fund for certain eligible retirement and other benefit plans and other accounts. The New Fund carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. The New Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

         GOAL AND STRATEGY

         The investment objective, strategies and policies are substantially identical to the Current Fund.

         The New Fund seeks the highest available current income consistent with safety and liquidity.

         To pursue this goal, the Fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The Fund will primarily invest in corporate debt obligations, asset-backed securities, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government and Agency Securities"), and repurchase agreements that are collateralized by these aforementioned instruments and securities of U.S. and foreign banks or thrift organizations. The Fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

         Under normal market conditions, the Fund will invest more than 25% of total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations.

         With respect to one-third of its total assets (including the value of any loan collateral), the Fund may engage in reverse repurchase agreements and securities lending and may invest the proceeds. The investment managers monitor a range of economic and financial factors to weigh the value and creditworthiness of money market securities. While adhering to the Fund's stringent credit quality policies, the managers invest the Fund's assets in a mix of money market securities that is intended to provide attractive income without jeopardizing the stability of its share price.

         The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

         MONEY MARKET FUNDS. Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months in the case of variable U.S. Government securities, 90 days or less on average for the portfolio overall).

         The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality. This Fund typically exceeds this requirement by investing only in first-tier securities.

         PERFORMANCE

         The performance information presented below is that of the Current Fund. The New Fund will adopt the performance history if, and when, the Reorganization has been approved by the Current Fund shareholders and the assets of the Current Fund have been transferred to the Master Fund.

         The charts below provide an indication of the risks of investing in shares of the Current Fund. The bar chart shows how the Current Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of Fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*

=================================
Year                   %
=================================
1995
=================================
1996
=================================
1997
=================================
1998
=================================
1999
=================================
2000
=================================
2001                  4.01
=================================
2002                  1.64
=================================
2003                  0.88
=================================
Best quarter: Q1 '01, 1.41%  Worst quarter:  Q3 '03, 0.19%


* For the periods 2/10/01 through 12/31/03, the Current Fund was organized in a multiple class structure with one class, the Trust Class, rather than as a feeder fund in a master/feeder structure.

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2003

========================================================================
                                        1 Year       Since Inception
                                                         5/8/2000
========================================================================
INSTITUTIONAL CASH                        0.88                  2.94
========================================================================


         PERFORMANCE MEASURES

         The information on this page provides different measures of the Fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the Fund, and include all Fund expenses.

         To obtain the Fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the Fund's net income over a recent seven-day period expressed as an annual rate of return.

         MANAGEMENT OF THE NEW FUND

         If the Current Fund shareholders approve the Reorganization, the portfolio managers will change along with the change in the Current Fund's sub-adviser. Set forth below are the individuals who would serve as portfolio managers of the New Fund.

         JOHN C. DONOHUE, Senior Vice President, Lehman Brothers Asset Management Inc. ("LBAM") and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly-owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short-term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

         ERIC D. HIATT, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short-term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

         NB MANAGEMENT is the New Fund's investment adviser, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, NB Management is responsible for overseeing the investment activities of LBAM. The New Fund will pay NB Management fees at the annual rate of 0.10% of average net assets for investment management services and 0.15% of administrative services provided to the Trust Class of shares. NB Management and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. For the 12 months ended October 31, 2004, when the Current Fund was organized in a multiple class structure, the management/administration fees paid to NB Management for services provided to the Current Fund were 0.25% of average net assets.

         FINANCIAL HIGHLIGHTS

         The Financial Highlights information set forth below is for the Current Fund. The New Fund currently has no Financial Highlights information since its registration is currently pending with the SEC and it has not yet commenced operations. If the Reorganization is approved by the Current Fund shareholders, the New Fund will assume the Current Fund's Financial Highlights information after the Reorganization takes place.

---------------------------------------------------------------------------------------------------------------------

Year Ended October 31,                                   2000(1)     2001         2002         2003         2004(2)
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of period
                                                         1.0000      1.0000       1.0000       1.0000       1.0000
PLUS:       Income from investment operations
            Net investment income                        0.0307      0.0466       0.0176       0.0096       0.0039
 MINUS:     Distributions to shareholders
            Income dividends                             0.0307      0.0466       0.0176       0.0096       0.0039
            Capital gain distributions                        -           -       0.0000            -       0.0000
            Subtotal: distributions to shareholders      0.0307      0.0466       0.0176       0.0096       0.0039
EQUALS:     Share price (NAV) at end of period           1.0000      1.0000       1.0000       1.0000       1.0000
---------------------------------------------------------------------------------------------------------------------

RATIOS (%OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income --as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses -- actual                                  0.35(3)      0.29         0.28         0.28         0.28(3)
Expenses(4)                                             0.36(3)      0.29         0.28         0.28         0.28(3)
Net investment income --actual                          6.45(3)      4.52         1.74         0.97         0.78(3)
---------------------------------------------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.

Total return (%)                                        3.11(5)      4.76         1.77         0.97         0.39(5)

Net assets at end of period (in millions of dollars)    635.4        2,125.1      3,156.5      2,682.1      2,538.8
---------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE FOR THE PERIODS 2/10/2001 THROUGH 4/30/04 ARE FROM PERIODS DURING WHICH THE FUND WAS ORGANIZED IN A
CLASS STRUCTURE WITH ONE CLASS, THE TRUST CLASS. THE FIGURES ABOVE FOR THE PERIOD 5/8/2000 THROUGH 2/9/2001 ARE FROM
PERIODS WHEN THE CURRENT FUND WAS ORGANIZED AS A FEEDER FUND AND INCLUDE THE CURRENT FUND'S PROPORTIONATE SHARE OF THE
MASTER FUND'S INCOME AND EXPENSE DURING THIS PERIOD. THE FIGURES ABOVE FOR THE PERIODS ENDING OCTOBER 31, 2000 THROUGH
OCTOBER 31, 2003 HAVE BEEN AUDITED BY ERNST &YOUNG LLP, THE CURRENT FUND'S INDEPENDENT AUDITORS. THEIR REPORT, ALONG
WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT. THE FIGURES FOR THE PERIOD ENDED
APRIL 30, 2004 ARE UNAUDITED.

(1) PERIOD FROM 5/8/2000 (BEGINNING OF OPERATIONS) TO 10/31/2000.
(2) FOR THE SIX MONTHS ENDED 4/30/04.
(3) ANNUALIZED.
(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.
(5) NOT ANNUALIZED.

         SHAREHOLDER INFORMATION

         The New Fund offers its Trust Class shares as a cash sweep vehicle for investment advisory, brokerage, certain benefit plans and other accounts managed or established at Neuberger Berman or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Neuberger Berman, LLC. All investments must be made in U.S. dollars. Contact Neuberger Berman, LLC for more information on eligible benefit plans.

         The New Fund is designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $100 or more in an eligible account are automatically invested in the Fund on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your plan's account.

There is no sales charge or commission paid for investment in Fund shares. The Fund does not issue certificates for shares.

Under certain circumstances, the Fund reserves the right to:

o        suspend the offering of shares

o        reject any investment order

o        suspend the telephone order privilege

o suspend or postpone your right to sell fund shares on days when the New York Stock Exchange (Exchange) is restricted, or postpone payments or redemptions for more than seven days, or as otherwise permitted by the SEC

o suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, on days when the Exchange or the Federal Reserve Wire System (Federal Reserve) closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)

o        postpone payments for redemption requests received after 3:30 p.m.
         Eastern time until the next Business Day

o process redemption orders on the business day following receipt of the order under certain circumstances

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o take orders to purchase or sell fund shares when the Exchange is closed.

         The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

o        in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares hasn't cleared by the time the shares are sold; clearance may take up to 15 calendar days from the date of purchase.

         ELIGIBLE ACCOUNTS. The Trust Class shares of the Fund are also available to qualified retirement plans, benefit plans and other accounts managed by Neuberger Berman and its affiliates.

         The fees and policies outlined in this prospectus are set by the Fund and by NB Management. However, most of the information you'll need for managing your investment will come from Neuberger Berman, LLC. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies. In exchange for the services it offers, Neuberger Berman, LLC charges fees, which are generally in addition to those described here.

         INFORMATION REQUIRED FROM NEW ACCOUNTS. To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         When you open an account we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

         SHARE PRICES. Because Trust Class shares of the Fund do not have a sales charge, the price your account pays for each share of the Fund is the net asset value per share. Similarly, because the Fund does not charge any fee for selling shares, the Fund pays the full share price when your account sells shares. Remember that Neuberger Berman, LLC may charge fees for its investment management services.

         The Fund is open for business every day that both the New York Stock Exchange and the Federal Reserve Wire System are open ("Business Days"). The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, all purchase orders must be received by 1:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price to be calculated after your account's order has been accepted.

         The New Fund calculates its share price after the end of regular trading on the Exchange on Business Days, usually 5:00 p.m. Eastern time. Shares purchased before 5:00 p.m. Eastern time will accrue dividends that same day. Shares sold will not accrue dividends on the day of the sale.

         SHARE PRICE CALCULATIONS. The price of Trust Class shares of the New Fund is the total value of its assets attributable to Trust Class minus its liabilities, attributable to that class, divided by the total number of shares. The Fund does not anticipate that its share price will fluctuate. When valuing portfolio securities, the Fund uses a constant amortization method.

         DISTRIBUTIONS. The New Fund pays out to shareholders any net investment income and realized net capital gains it earns. The Fund declares income dividends daily and pays them monthly. The Fund does not anticipate making any long-term capital gain distributions. Any net short-term capital gains would be paid annually in December.

         Consult Neuberger Berman, LLC about whether distributions from the Fund to your account will be reinvested in additional shares of the Fund or paid to your account in cash. Although Fund distributions are actually made to the investment provider that holds the Fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares' beneficial owner.

         HOW DISTRIBUTIONS ARE TAXED -- Fund dividends paid to qualified retirement plan accounts are tax-free. Eventual withdrawals from those accounts generally are subject to tax. Fund dividends paid to other accounts are generally taxable to you, regardless of whether they are paid in cash or reinvested in additional shares of the Fund.

         Dividends are taxable in the year you receive them. In some cases, dividends you receive in January are taxable as if they had been paid the previous December 31st. Your tax statement will help clarify this for you. Income distributions and net short-term capital gains (if any) are taxed as ordinary income.

         HOW SHARE TRANSACTIONS ARE TAXED -- When a qualified retirement plan sells Fund shares in its account, there are no tax consequences to the plan or its beneficiaries. Other accounts that sell Fund shares will not realize a taxable gain or loss as long as the Fund maintains a share price of $1.00.

         TAXES AND YOU. For non-retirement plan accounts, the taxes you actually owe on distributions can vary with many factors, such as your tax bracket.

         How can you figure out your tax liability on Fund distributions? One helpful tool is the tax statement that we send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your transactions.

         Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you might have.

         FUND STRUCTURE.  The Fund uses a "master-feeder" structure.

         Rather than investing directly in securities, the Fund is a "feeder fund," meaning that it invests in a corresponding "master portfolio." The master portfolio in turn invests in securities, using the strategies described in this prospectus. One potential benefit of this structure is lower costs, since the expenses of the master portfolio can be shared with any other feeder funds.

         For reasons relating to costs or a change in investment goal, among others, each feeder fund could switch to another master portfolio or decide to manage its assets itself.

                       INFORMATION ABOUT THE CURRENT FUND

         Further information about the Current Fund is contained in the Current Fund Prospectus and Statement of Additional Information, which are incorporated into this Combined Proxy Statement and Prospectus by reference. You may obtain a copy of the Current Fund Prospectus and Statement of Additional Information by calling NB Management at 800-877-9700.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

         Each of the Current Fund and the New Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York (233 Broadway, New York, New York 10279). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS

         Certain legal matters in connection with the issuance of shares of the Current Fund and the New Fund as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP.

EXPERTS

         The audited financial statements and notes thereto of Neuberger Berman Institutional Cash Fund for the fiscal year ended October 31, 2003, incorporated by reference in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.

SHAREHOLDER PROPOSALS

         The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the attention of Claudia A. Brandon, Secretary of the Trust at 605 Third Avenue, New York, New York 10158, such that they will be received by the Trust a reasonable period of time prior to any such meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Trust at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of fund shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.


                                      By Order of the Board of Trustees


                                      /s/ Claudia A. Brandon
                                      Claudia A. Brandon
                                      Secretary
                                      Neuberger Berman Income Funds

                                   APPENDIX A

                              FORM OF AGREEMENT AND
                             PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of _________, 2004, between NEUBERGER BERMAN INCOME FUNDS, a Delaware statutory trust ("OLD TRUST"), on behalf of Neuberger Berman Institutional Cash Fund, a segregated portfolio of assets ("series") thereof ("OLD FUND"), and NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES, also a Delaware statutory trust ("NEW TRUST"), on behalf of its Neuberger Berman Institutional Cash Fund series ("NEW FUND"), and, solely for purposes of paragraph 6.2, NEUBERGER BERMAN MANAGEMENT INC. ("ADVISER"). (Each of Old Fund and New Fund is sometimes referred to herein as a "FUND," and each of Old Trust and New Trust is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by New Trust on New Fund's behalf and by Old Trust on Old Fund's behalf.

         The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by transferring its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest ("shares") in New Fund and New Fund's assumption of Old Fund's liabilities, followed by the distribution of those shares PRO RATA to the holders of shares in Old Fund constructively in exchange therefor and in complete liquidation of Old Fund, all on the terms and conditions set forth herein. (All such transactions are referred to herein as the "REORGANIZATION.") New Fund expects to transfer all those assets promptly after the Reorganization to a master fund in a master-feeder structure (I.E., an unincorporated entity that is classified for federal tax purposes as a partnership and registered as an investment company under the Investment Company Act of 1940, as amended ("1940 ACT"), with an investment objective and investment policies identical to New Fund's) in which it will own a "significant interest" (within the meaning of section 1.368-1(d)(4)(iii)(B)(1) of the Regulations) ("MASTER FUND") that will assume all those liabilities.

         Each Investment Company's Board of Trustees (each, a "BOARD") has (1) duly adopted and approved this Agreement and the transactions contemplated hereby and (2) determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

         Old Fund has a single class of shares, designated Trust Class shares ("OLD FUND SHARES"). New Fund also has a single class of shares, designated Trust Class shares ("NEW FUND SHARES"). The rights, powers, privileges, and obligations of the Funds' shares are substantially similar.

         In consideration of the mutual promises contained herein, the parties agree as follows:

1.       PLAN OF REORGANIZATION
         ----------------------

         1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 to New Fund as of the Effective Time (as defined in paragraph 2.1). New Fund agrees in exchange therefor --

(a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional (rounded to the third decimal place) Old Fund Shares then outstanding, and

(b)      to assume all of Old Fund's liabilities described in paragraph 1.3.

         These transactions shall take place at the Closing (as defined in paragraph 2.1).

         1.2. Old Fund's assets to be acquired by New Fund shall consist of all property Old Fund owns -- including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as an asset on Old Fund's books -- at the Effective Time (collectively, "ASSETS").

         1.3. Old Fund shall endeavor to discharge all of its known liabilities and obligations prior to the Effective Time. New Fund shall assume all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement (collectively, "LIABILITIES").

         1.4. At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for $10.00. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "Shareholder"), constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund. That distribution shall be accomplished by transferring the New Fund Shares then credited to Old Fund's account on New Fund's share transfer books ("SHARE RECORDS") to accounts Old Trust's transfer agent opens on those Share Records in the Shareholders' names. All issued and outstanding Old Fund Shares shall simultaneously be canceled on Old Fund's Share Records. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

         1.5. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust and any further actions shall be taken in connection therewith as required by applicable law.

         1.6. Any reporting responsibility of Old Fund, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain Old Fund's (and Old Trust's) sole responsibility.

         1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's Share Records at the Effective Time of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.       CLOSING AND EFFECTIVE TIME
         --------------------------

         2.1. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' principal office on December 21, 2004, or at such other place and/or time as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the Closing Date ("EFFECTIVE TIME").

         2.2. Old Trust shall direct its custodian to deliver at the Closing a certificate of an authorized representative (a) verifying the information (including adjusted basis and holding period for federal income tax purposes, by lot) concerning the Assets, including all portfolio securities, and (b) stating that (i) the Assets have been delivered in proper form to New Trust's custodian, for New Fund's account, within two business days before or at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. For these purposes, "proper form" means (x) with respect to Old Fund's portfolio securities that are represented by a certificate or other written instrument, delivery of the instrument duly endorsed for transfer in such condition as to constitute good delivery thereof, and (y) with respect to other Assets, transfer by book entry in accordance with the customary practices of Old Fund's custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited. The cash to be transferred by Old Fund shall be delivered to New Trust's custodian by wire transfer of federal funds at the Effective Time.

         2.3. Old Trust shall deliver to New Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares each Shareholder owns, all as of the Effective Time, certified by Old Trust's Secretary or an Assistant Secretary thereof. New Trust shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on New Fund's Share Records. New Trust shall issue and deliver to Old Trust (a) at the Effective Time, a confirmation evidencing the New Fund Shares to be credited to Old Fund (pursuant to paragraph 1.1(a)), and (b) as soon as practicable after receipt of the Shareholder list mentioned above, a confirmation evidencing the New Fund Shares to be credited to the Shareholders (pursuant to paragraph 1.4), or provide at such times evidence satisfactory to Old Trust that those New Fund Shares have been credited to Old Fund's account and the Shareholders' accounts, respectively, on New Fund's Share Records.

         2.4. Each Investment Company shall deliver to the other at the Closing
(a) a certificate executed in its name by its President or any Vice President in form and substance reasonably satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) as reasonably requested by an Investment Company or its counsel, bills of sale, assumptions of liabilities, checks, assignments, stock certificates, receipts, and other documents, each signed (to the extent applicable) by the President, Treasurer, or any Vice President of, or an authorized person of the relevant service provider for, the other Investment Company.

3.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         3.1. Old Trust, on Old Fund's behalf, represents and warrants as follows:

              3.1.1. Old Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof; Old Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Old Trust or Old Fund; and Old Trust has all necessary federal, state, and local authorizations to carry on Old Fund's business as a series of an investment company and to carry out this Agreement;

              3.1.2. Old Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and before January 1, 1997, Old Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

              3.1.3. Old Fund is a duly established and designated series of Old Trust;

              3.1.4. At the Closing, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (other than customary liens of custodians for fees and securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

              3.1.5. Old Trust's current prospectus and statement of additional information with respect to Old Fund, each as from time to time amended or supplemented (collectively, "OLD FUND PROSPECTUS"), conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 ACT"), and the 1940 Act and the rules and regulations thereunder and do not, with respect to Old Fund, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              3.1.6. Old Fund is not in violation of, and the execution and delivery of this Agreement by Old Trust, on Old Fund's behalf, and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of Old Trust's Amended and Restated Trust Instrument ("OLD TRUST INSTRUMENT") or By-Laws or of any agreement, instrument, lease, or other undertaking to which Old Trust (with respect to Old Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Trust (with respect to Old Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by New Trust, the consent of which shall not be unreasonably withheld;

              3.1.7. All material contracts and other commitments of or applicable to Old Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing, except as otherwise disclosed in writing to and consented to by New Trust, the consent of which shall not be unreasonably withheld;

              3.1.8. Except as otherwise disclosed in writing to and consented to by New Trust, the consent of which shall not be unreasonably withheld, (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to Old Trust's knowledge) threatened against Old Trust with respect to Old Fund or any of Old Fund's properties or assets that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business and (b) Old Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Old Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming the due execution, delivery, and performance of this Agreement by New Trust, on New Fund's behalf, and subject to approval by Old Fund's shareholders, this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              3.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "FEDERAL SECURITIES LAWS") or any state (as used herein, including the District of Columbia and Puerto Rico) securities or blue sky laws (collectively, "STATE SECURITIES LAWS") for the execution or performance of this Agreement by Old Trust, on Old Fund's behalf, except for (a) New Trust's filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder and any supplement or amendment thereto ("REGISTRATION STATEMENT"), (b) Old Trust's filing with the Commission of a proxy statement relating to the Reorganization ("PROXY STATEMENT"), (c) Old Trust's filing with the Commission of supplements to the Old Fund Prospectus in connection with the Reorganization, and (d) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities
Laws);

              3.1.11. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by New Trust for use therein;

              3.1.12. Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Old Trust's financial statements referred to in paragraph 3.1.17 and liabilities Old Fund incurred in the ordinary course of its business subsequent to October 31, 2003, or otherwise disclosed to New Trust, none of which has been materially adverse to Old Fund's business, assets, or the results of its operations;

              3.1.13. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time Old Trust's Board approves this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with those requirements; from the date it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund has not and will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying New Fund's investment objective or policies or
(ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

              3.1.14. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

              3.1.15. During the five-year period ending at the Effective Time,
(a) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

              3.1.16. Old Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2003, have been timely filed and all taxes payable pursuant to those returns have been timely paid;

              3.1.17. Old Trust's audited financial statements for the fiscal year ended October 31, 2003, and unaudited financial statements for the six months ended April 30, 2004, which have been delivered to New Trust, fairly represent Old Fund's financial position as of those respective dates and the results of its operations and changes in its net assets for the respective fiscal periods then ended;

              3.1.18. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

              3.1.19. All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state (including the District of Columbia) in compliance in all material respects with applicable registration requirements of the 1933 Act and State Securities Laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the certified list delivered pursuant to paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares; and

              3.1.20. There is power under the Old Trust Instrument to vary Old Trust's shareholders' investment therein, Old Trust does not have a fixed pool of assets, each series thereof (including Old Fund) is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it.

         3.2. New Trust, on New Fund's behalf, represents and warrants as follows:

              3.2.1. New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; New Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on New Trust or New Fund; and New Trust has all necessary federal, state, and local authorizations to carry on New Fund's business as a series of an investment company and to carry out this Agreement;

              3.2.2. New Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect;

              3.2.3. Before the Closing, New Fund will be a duly established and designated series of New Trust;

              3.2.4. New Fund has not commenced operations and will not do so until immediately after the Closing;

              3.2.5. Except for the Initial Share, there are no (a) issued and outstanding New Fund Shares, (b) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (c) securities convertible into any New Fund Shares, or (d) any other securities issued by New Fund;

              3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

              3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by New Trust;

              3.2.8. The issuance of the New Fund Shares pursuant to this Agreement will be in compliance with all applicable Federal and State Securities Laws;

              3.2.9. New Fund is not in violation of, and the execution and delivery of this Agreement by New Trust, on New Fund's behalf, and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of New Trust's Trust Instrument ("NEW TRUST INSTRUMENT") or By-Laws or of any agreement, instrument, lease, or other undertaking to which New Trust (with respect to New Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Trust (with respect to New Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by Old Trust, the consent of which shall not be unreasonably withheld;

              3.2.10. Except as otherwise disclosed in writing to and consented to by Old Trust, the consent of which shall not be unreasonably withheld, (a) no legal, administrative, or other proceedings or investigation of or before any court or governmental body is presently pending or (to New Trust's knowledge) threatened against New Trust with respect to New Fund or any of New Fund's properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business and (b) New Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              3.2.11. New Fund has no known liabilities of a material nature, contingent or otherwise;

              3.2.12. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of New Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, assuming the due execution, delivery, and performance of this Agreement by Old Trust, on Old Fund's behalf, this Agreement constitutes a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              3.2.13. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or any State Securities Laws for the execution or performance of this Agreement by New Trust, on New Fund's behalf, except for (a) New Trust's filing with the Commission of the Registration Statement, (b) Old Trust's filing with the Commission of the Proxy Statement, and (c) consents, approvals, authorizations, and filings that have been made or received or that may be required after the Effective Time (including under State Securities Laws);

              3.2.14. On the effective date of the Proxy Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the

Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Old Trust for use therein;

              3.2.15. There are no material contracts outstanding to which New Fund is a party, other than this Agreement, the agreements and plans referred to in paragraph 5.8, and any other contracts that are or will be disclosed in the Registration Statement;

              3.2.16. New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will qualify for treatment as a RIC for the taxable year in which the Reorganization occurs; and it intends to continue to meet all the requirements for that qualification for the next taxable year;

              3.2.17. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of that business as required by section 22(e) of the 1940 Act;

              3.2.18. Following the Reorganization, New Fund, either directly or through Master Fund, (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, New Fund, either directly or through Master Fund, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

              3.2.19. There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

              3.2.20. During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

              3.2.21. Assuming the truthfulness and correctness of the representation and warranty in paragraph 3.1.18, (a) immediately after the Reorganization (i) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers and (b) to the best of New Trust's knowledge, after the transfer of the Assets to Master Fund (i) not more than 25% of the value of Master Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

              3.2.22. There is power under the New Trust Instrument to vary New Trust's shareholders' investment therein, New Trust does not have a fixed pool of assets, each series thereof (including New Fund) will be a managed portfolio of securities, and its investment adviser will have the authority to buy and sell securities for it.

3.3. Each Investment Company, on its Fund's behalf, represents and warrants to the other, as follows:

              3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it constructively surrenders in exchange therefor;

              3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within that meaning) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

              3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

              3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

              3.3.5. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

              3.3.6. Immediately after consummation of the Reorganization, (a) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (b) New Fund will, before it transfers the Assets to Master Fund, hold the same assets -- except for assets used to pay expenses, if any, incurred in connection with the Reorganization that are not Reorganization Expenses (as defined in paragraph 3.3.7) -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Funds' expenses incurred in connection with the Reorganization; and the excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

              3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES"); and

              3.3.8. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.15, 3.2.17, and 3.2.20 will not exceed 50% of the value (without giving effect to those acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time.

4.       COVENANTS
         ---------

         4.1. Old Trust covenants to operate Old Fund's business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions, honoring redemption, subscription, and exchange requests, and other changes in operations contemplated by its normal business activities and (b) Old Fund will retain exclusive control of its investments until the Closing.

         4.2. Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement ("SHAREHOLDERS' MEETING") and to take all other action necessary to obtain approval of the transactions contemplated hereby.

         4.3. Old Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         4.4. Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares to the extent the requests comply with Old Trust's policies and procedures regarding the privacy of consumer information.

         4.5. Old Trust covenants that it will deliver to New Trust at the Closing its books and records relating to Old Fund required to be maintained under the 1940 Act and the rules and regulations thereunder, except for those required by applicable law to be maintained by Old Trust, in which case, Old Trust covenants to deliver to New Trust at the Closing copies of those books and records.

         4.6. Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable Federal and State Securities Laws.

         4.7. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company may reasonably deem necessary or desirable to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder and New Fund's assumption of the Liabilities, and otherwise to carry out the intent and purpose hereof.

         4.8. New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and State Securities Laws it deems appropriate to continue its operations after the Effective Time.

         4.9. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.       CONDITIONS PRECEDENT
         --------------------

         Each Investment Company's obligations hereunder shall be subject to (a) the other Investment Company's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:

         5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Old Fund's shareholders in accordance with the Old Trust's Trust Instrument and Old Trust's By-Laws and applicable law; and those shareholders, by such approval, shall have acknowledged New Fund's investment objective, fundamental investment policies, and investment advisory arrangement.

         5.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop orders suspending the effectiveness thereof shall have been issued; to the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed reasonably necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of those conditions.

         5.3. At the Effective Time, no action, suit, or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         5.4. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP ("COUNSEL"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

              5.4.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

              5.4.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

              5.4.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

              5.4.4. New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

              5.4.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

              5.4.6. A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

              5.4.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 5.4.2 and 5.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         5.5. Before the Closing, New Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share ("INITIAL SHARE") to Adviser or an affiliate thereof in consideration of the payment of $10.00 to vote on the advisory agreement referred to in paragraph 5.6. After that vote, but in any event at or before the Closing, the Initial Share shall be redeemed as provided in paragraph 1.4.

         5.6. New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, (a) an advisory agreement with Adviser, in conjunction with Lehman Brothers Asset Management Inc. as sub-adviser, that is substantially similar in form to the existing advisory agreement between Adviser and Old Trust with respect to Old Fund, (b) a distribution agreement with Adviser, and (c) agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by those Board members who are not "interested persons" (as defined in the 1940 Act) thereof and by Adviser or its affiliate as New Fund's sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.       BROKERAGE FEES AND EXPENSES
         ---------------------------

         6.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         6.2. Adviser or its affiliates will bear and promptly pay any and all Reorganization Expenses the Funds incur.

7.       ENTIRE AGREEMENT; NO SURVIVAL
         -----------------------------

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.       TERMINATION OF AGREEMENT
         ------------------------

         This Agreement may be terminated at any time at or before the Effective Time, whether before or after Old Fund's shareholders' approval:

         8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting the consummation of the Reorganization, or
(d) if the Closing has not occurred on or before January 31, 2005; or

         8.2. By the Investment Companies' mutual agreement.

In the event of termination under clauses (b), (c), or (d) of paragraph 8.1 or paragraph 8.2, there shall be no liability for damages on the part of either Investment Company, or its trustees or officers, to the other Investment Company.

9.       AMENDMENT
         ---------

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.      COVENANTS, ETC. DEEMED MATERIAL
         -------------------------------

         All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by them or on their behalf.

11.      NOTICES
         -------

         Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given personally or by electronic mail, facsimile, or certified mail addressed to the respective Investment Company at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, Attention: Bob Conti.

12.      MISCELLANEOUS
         -------------

         12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         12.2. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         12.3. Each Investment Company acknowledges that the other is a statutory trust organized in series form. This Agreement is executed by each Investment Company on its Fund's behalf and by its trustees and/or officers in their capacity as such and not individually. Each Investment Company's obligations hereunder are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against assets and property of its Fund and no other series thereof, and a trustee of an Investment Company shall not be personally liable hereunder to the other Investment Company or its shareholders for any act, omission, or obligation of his or her Investment Company or any other trustee thereof. Each Investment Company agrees that, in asserting any rights or claims hereunder on its Fund's behalf, it shall look only to the other Fund's assets and property in settlement of those rights and claims and not to the trustees, officers, or shareholders thereof.

         12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

                                       NEUBERGER BERMAN INCOME FUNDS, on
                                       behalf of its series, Neuberger Berman
                                       Institutional Cash Fund



                                       By:_____________________________________
                                               Chief Executive Officer




                                       NEUBERGER BERMAN INSTITUTIONAL
                                       LIQUIDITY SERIES, on behalf of its
                                       series, Neuberger Berman Institutional
                                       Cash Fund


                                       By:_____________________________________
                                               Chief Executive Officer




Solely for purposes of Section  6.2:
NEUBERGER BERMAN Management INC.



By:_____________________________________
               President

                                  APPENDIX B-1

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
 (FROM NEUBERGER BERMAN INSTITUTIONAL CASH FUND'S ANNUAL REPORT TO SHAREHOLDERS
                            DATED OCTOBER 31, 2003)


INSTITUTIONAL CASH FUND PORTFOLIO COMMENTARY

For the six months ended October 31, 2003, the Neuberger Berman Institutional Cash Fund returned 0.41% compared to the Money Fund Report Taxable First Tier Institutional Average's 0.39%. For the twelve months ended on the same date, the Fund returned 0.97% versus the benchmark's 0.92%. The Fund closed fiscal 2003 with a 7-day current yield of 0.78% and a 7-day effective yield of 0.78%.

The continued record new issuance of short-term Treasury securities, along with growing evidence that the economy was gaining momentum, were the primary factors influencing the money markets in fiscal 2003. The large supply of Treasuries being issued to finance the increasing federal budget deficit wasn't problematic until the surging stock market began siphoning money from the money markets and reduced demand put pressure on short-term Treasuries prices. Agency issues also came under pressure following this summer's negative publicity regarding Freddie Mac and Fannie Mae's accounting practices.

After a dearth of commercial paper issuance we are now beginning to see high-quality issuers in the market place. This issuance has given us an opportunity to diversify from governments and pick up some incremental yield while maintaining our high credit quality standards. We want to stress to our shareholders that we consider diversification to be our first line of defense, and we do not concentrate in any one sector or industry.

With rates still hovering at 40-year lows, and with interest rates unlikely to fall significantly from here, we have chosen to reduce the weighted average maturity of the portfolio from 60.0 days at the end of fiscal 2002 to 52.7 days at the end of fiscal 2003. It is our opinion that as investor expectations normalize, rates may begin an upward march -- perhaps in the near future.

This is not an environment where one can be careless. As we have stated in past reports, our challenge is to deliver competitive returns with safety of principal as our most important objective. We will strive to continue along this path.

Sincerely,


                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                                  TED GIULIANO
                                       AND
                              CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS


                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                                 CYNTHIA DAMIAN
                                       AND
                                  ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the fund are limited to 0.41% Of average daily net assets. This undertaking lasts until October 31, 2006. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.41%, And the reimbursements are made within three years after the year that Management incurred the expense. If this reimbursement was not made, performance would be lower.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

3. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 Per share. The return on an investment in the Fund will fluctuate.

4. The Money Fund Report Taxable First Tier Institutional Average measures the performance of institutional money market mutual funds which invest in anything allowable, except Second Tier Commercial Paper. Investors cannot invest directly in the Average.

                                  APPENDIX B-2

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     (FROM NEUBERGER BERMAN INSTITUTIONAL CASH FUND'S SEMI-ANNUAL REPORT TO
                       SHAREHOLDERS DATED APRIL 30, 2004)


NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

INSTITUTIONAL CASH FUND Portfolio Commentary
--------------------------------------------

          For the six months ended April 30, 2004, the Neuberger Berman Institutional Cash Fund returned 0.39% compared to the Money Fund Report Taxable First Tier Institutional Average's 0.36%.

          Through the first five months of this six-month reporting period, the money markets remained largely unchanged, with rates near 45-year lows and a relatively flat yield curve. Then on April 2, 2004, a surprisingly strong March jobs report was released and investors became convinced the Federal Reserve would begin hiking short-term interest rates this summer. The yield curve steepened immediately. At the beginning of fiscal 2004, the one-month LIBOR Rate (London InterBank Offered Rate) was 1.12% and the 12-month rate was 1.48% -- a narrow 36 basis point spread. This spread remained quite narrow through the end of March. By the end of April, the LIBOR spread had increased to 73 basis points as securities in the longer end of the money market maturity spectrum came under pressure.

          We entered fiscal 2004 defensively postured, with a weighted average maturity of 52.7 days. We made modest adjustments over the next five months, but the portfolio's average maturity remained in the lower half of our range. When the surprisingly strong March jobs report was released, we elected to remain defensive -- keeping the portfolio positioned at a point in the yield curve providing respectable yield and moderate interest rate risk.

          Increasing the allocation to corporate commercial paper and certificates of deposit, and substantially decreasing the allocation to Agency securities were the primary shifts in sector allocation during this reporting period. We reduced our exposure to Agencies because we feared that the ongoing negative publicity surrounding Freddie Mac and Fannie Mae could pressure other Agency securities. Since sector spreads were quite narrow, we were able make these allocation shifts without sacrificing credit quality or giving up yield.

          Going forward, we will likely remain defensively positioned, waiting to evaluate the impact any change in Federal Reserve monetary policy has on the money markets. When opportunities present themselves in the market, we will strive to be positioned to take advantage of them.

          Sincerely,

                                            /s/ Cynthia Damian
                   /s/ Ted Giuliano          /s/ Alyssa Juros
                     TED GIULIANO             CYNTHIA DAMIAN
                  PORTFOLIO MANAGER            ALYSSA JUROS
                                                 PORTFOLIO
                                            ASSOCIATE MANAGERS

          ----------------------------------------------------------------------

          PERFORMANCE HIGHLIGHTS
          NEUBERGER BERMAN INSTITUTIONAL CASH FUND (1)

                                                        INCEPTION DATE            FOR THE 7 DAYS ENDED 4/30/04
                                                                        CURRENT YIELD (2)  EFFECTIVE YIELD (2)
          TRUST CLASS                                       05/08/2000              0.75%                0.75%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance.

          AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.





The composition, industries and holdings of the fund are subject to change. investment return will fluctuate. Past performance is no guarantee of future results.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

ENDNOTES
--------

          (1) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Institutional Cash Fund and Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of each Fund are limited to 0.41% and 0.85%, respectively, of average daily net assets. Each undertaking lasts until October 31, 2007. Each Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2004 there was no reimbursement of expenses by Management to Neuberger Berman Institutional Cash Fund. For Neuberger Berman Strategic Income Fund, if this reimbursement was not made, performance would be lower.

          (2) "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

          (3) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in the Fund will fluctuate.

GLOSSARY OF INDICES
-------------------

          THE MONEY FUND REPORT TAXABLE FIRST TIER  Measures the performance of institutional money market
                            INSTITUTIONAL AVERAGE:  mutual funds which invest in anything allowable, except
                                                    Second Tier Commercial Paper. Investors cannot invest
                                                    directly in the Average.

             LEHMAN BROTHERS U.S. AGGREGATE INDEX:  Represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
                                                    investment grade fixed rate bond market, with index
                                                    components for government and corporate securities,
                                                    mortgage pass-through securities, and asset-backed
                                                    securities.

Please note that the indices do not take into account any fees and expenses of investing in the individual securities that they track, and that investors cannot invest directly in any index or average. Data about the performance of each index are prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in many securities not included in its respective index.




                                       3